Exhibit 32.1

   CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CFO PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of ADDvantage Technologies Group, Inc. (the "Company") for the year ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Kenneth A. Chymiak, the Chief Executive Officer and CFO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained on the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             /s/ Kenneth A. Chymiak
                                    ____________________________________
                                    Name:   Kenneth A. Chymiak
                                    Title:  Chief Executive Officer and
                                            Chief Financial Officer
                                    Date:   December 22, 2004